UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

                       June 22, 2020
Date of Report (Date of earliest event reported)

           International Seaways, Inc.
(Exact Name of Registrant as Specified in Charter)

1-37836-1
Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue
New York, New York 10016
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [x]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [x]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Symbol	Name of each exchange on which registered
Common Stock (no par value)	INSW	New York Stock Exchange
8.5% Senior Notes due 2023	INSW - PA	New York Stock Exchange

Section 5 - Corporate Governance and Management

Item 5.07  Submission of Matters to a Vote of Security Holders

On June 22, 2020, International Seaways, Inc. (the “Company”) held its Annual Meeting of Stockholders. The Company had 28,843,761 shares of its Common Stock outstanding and entitled to vote at the Annual Meeting, of which 26,296,944 shares were represented at the meeting by holders present in person or by proxy, constituting 91.2% of the shares outstanding and entitled to vote. At the Annual Meeting, stockholders elected nine directors; ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year 2020; approved, in an advisory vote, the compensation of the Named Executive Officers for 2019 as described in the Compensation Discussion and Analysis section and in the accompanying compensation tables and narrative in the Company’s Proxy Statement; and approved and ratified both the International Seaways, Inc. 2020 Non-Employee Director Incentive Compensation Plan and the International Seaways, Inc. 2020 Management Incentive Compensation Plan. A replay of the Annual Meeting is available at www.virtualshareholdermeeting.com/INSW2020, and can also be accessed via the Company’s website.

All of the nominees for director were duly elected to serve, subject to the Company’s By-laws, as directors of the Company until the next Annual Meeting and until election and qualification of their successors. The tabulation of the votes cast for each nominee for director was as follows:

NAME OF NOMINEE FOR DIRECTOR	VOTED FOR	WITHHELD AUTHORITY TO VOTE
Doug Wheat	22,145,602	2,210,917
Timothy J. Bernlohr	23,500,051	856,468
Ian T. Blackley	24,154,021	202,498
Randee E. Day	24,086,730	269,789
David I. Greenberg	24,121,467	235,052
Joseph I. Kronsberg	10,692,560	13,663,959
Ty E. Wallach	24,093,560	262,959
Gregory A. Wright	24,131,310	225,209
Lois K. Zabrocky	24,157,127	199,392

Re-election required that the nominee receive a majority of the votes cast for his or her election. Withheld votes for the election of directors are abstentions, and are not counted as votes cast. There were 1,940,425 broker non-votes.

The resolution to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2020 was ratified by a vote of 26,291,698 shares of Common Stock in favor, 2,948 shares of Common Stock against and 2,298 shares of Common Stock abstained.  There were no broker non-votes of Common Stock.

The resolution to approve, in an advisory vote, the compensation of the Named Executive Officers for 2019 as described in the Compensation Discussion and Analysis section and in the accompanying compensation tables and narrative in the Company’s Proxy Statement was approved by a vote of 24,127,628 shares of Common Stock in favor, 221,002 shares of Common Stock against and 7,889 shares of Common Stock abstained. There were 1,940,425 broker non-votes.

The resolution to approve and ratify the International Seaways, Inc. 2020 Non-Employee Director Incentive Compensation Plan as described in the Company’s Proxy Statement was approved by a vote of 23,757,373 shares of Common Stock in favor, 592,624 shares of Common Stock against and 6,522 shares of Common Stock abstained. There were 1,940,425 broker non-votes.

The resolution to approve and ratify the International Seaways, Inc. 2020 Management Incentive Compensation Plan as described in the Company’s Proxy Statement was approved by a vote of 23,486,837 shares of Common Stock in favor, 861,698 shares of Common Stock against and 7,984 shares of Common Stock abstained. There were 1,940,425 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC. (Registrant)

Date: June 26, 2020	By:		/s/James D. Small III
		Name:	James D. Small III
		Title:	Chief Administrative Officer, Senior Vice President, Secretary and General Counsel